                                                                    EXHIBIT 25.3
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TURSTEE PURSUANT TO
                               SECTION 305 (b)(2)

                          -----------------------------

                              THE BANK OF NEW YORK

               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                          -----------------------------

                                 NALCO COMPANY*
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     36-1520480
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

1613 West Diehl Road                                         60563-1198
Naperville, IL

 (Address of principal executive offices)                    (Zip code)

                          -----------------------------

                       (Title of the indenture securities)

                  USD 8 7/8% SENIOR SUBORDINATED NOTES DUE 2013
                  EURO 9.00% SENIOR SUBORDINATED NOTES DUE 2013

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                        * TABLE OF ADDITIONAL REGISTRANTS

                                                       State or Other
                                                       Jurisdiction                    I.R.S. Employer
Name, Address, and Telephone Number                    of Incorporation or             Identification
                                                       Organization                    Number

ADX Corp. (1)                                          Michigan                        36-3112436

Board Chemistry Incorporated (1)                       Delaware                        36-3282850

Calgon Corporation (1)                                 Delaware                        25-1711614

Nalco American Holding, Inc. (1)                       Delaware                        54-1887359
(f/k/a Degremont American Holding, Inc.)

Nalco Company LLC (1)                                  Delaware                        36-1520480
(f/k/a Ondeo Nalco Company LLC)

Nalco Delaware Company (1)                             Delaware                        36-3765301

Nalco Energy Services Equatorial Guinea LLC (1)        Delaware                        76-0444295
(f/k/a ONES Equatorial Guinea LLC)

Nalco Energy Services Holdings LLC (1)                 Delaware                        36-1520480
(f/k/a ONDEO Nalco Holdings LLC)
Nalco Energy Services, Inc. (2)                        Delaware                        76-0444292
(f/k/a ONDEO Nalco Energy Services, Inc.)
Nalco Energy Services, L.P. (2)                        Delaware                        76-0444295
(f/k/a ONDEO Nalco Energy Services, L.P.)

Nalco Energy Services Middle East Holdings, Inc.       Delaware                        22-2429311
(f/k/a ONDEO Nalco Energy Services Middle East
Holdings, Inc.) (2)

Nalco FT, Inc. (1)                                     Delaware                        36-3690790

Nalco Global Holdings LLC (1)                          Delaware                        36-1520480
(f/k/a ONDEO Nalco Global Holdings LLC)

Nalco Holdings LLC (1)                                 Delaware                        73-1683500

Nalco Industrial Outsourcing Company (1)               Delaware                        36-4344205

Nalco International Holdings LLC (1)                   Delaware                        36-6114238
(f/k/a ONDEO Nalco International Holdings LLC)

Nalco Leasing Corporation (1)                          Delaware                        36-3308773

Nalco PWS, Inc. (1)                                    Delaware                        36-4466815

Nalco Resources Investment Company (1)                 Texas                           36-6113527

Nalco TWO, Inc. (1)                                    Delaware                        36-4023948

Nalco U.S. Holdings LLC (1)                            Delaware                        36-4402250
(f/k/a ONDEO Nalco U.S. Holdings LLC)

Nalco Worldwide Holdings LLC (1)                       Delaware                        36-6114100
(f/k/a ONDEO Nalco Worldwide Holdings LLC)

Nalgreen, Inc. (1)                                     Delaware                        36-3650277

Naltech, Inc. (1)                                      Delaware                        51-0357514

ONES West Africa LLC (1)                               Delaware                        57-1187680

Paper Chemicals, Inc. (3)                              Texas                           75-1867607

Pure-Chem Products Company, Inc. (4)                   California                      95-3235235

Visco Products Company (1)                             Texas                           36-3205037

    (1)  The address of these additional registrants is: 1601-1613 West Diehl
         Road, Naperville, IL 60563-1198. The telephone number of each is (630)
         305-1000.

    (2)  The address of these additional registrants is: 7701-7703 Highway 90-A,
         Sugar Land, TX 77478. The telephone number of each is (281) 263-7000.

    (3)  The address of this additional registrant is: P.O. Box 6837, Texarkana,
         TX 75505-6837. The telephone number is (903) 832-7515.

    (4)  The address of this additional registrant is: 8371 Monroe Ave, Stanton,
         CA 90680. The telephone number is (714) 995-4141.

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A)  NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO
              WHICH IT IS SUBJECT.

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                       Name                                                        Address
---------------------------------------------------------------- --------------------------------------------

         Superintendent of Banks of the State of New York         2 Rector Street, New York, N.Y. 10006,
                                                                  and Albany, N.Y. 12203
         Federal Reserve Bank of New York                         33 Liberty Plaza, New York, N.Y. 10045

         Federal Deposit Insurance Corporation                    Washington, D.C. 20429
         New York Clearing House Association                      New York, New York 10005

         (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
         AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION,
         ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO
         RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17
         C.F.R. 229.10(d).

         1.       A copy of the Organization Certificate of The Bank of New York
                  (formerly Irving Trust Company) as now in effect, which
                  contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to
                  Amendment No. 1 to Form T-1 filed with Registration Statement
                  No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with
                  Registration Statement No. 33-21672 and Exhibit 1 to Form T-1
                  filed with Registration Statement No.
                  33-29637.)

         4.       A copy of the existing By-laws of the Trustee. (Exhibit 4 to
                  Form T-1 filed with Registration Statement No. 33-31019.)

         6.       The consent of the Trustee required by Section 321(b) of the
                  Act. (Exhibit 6 to Form T-1 filed with Registration Statement
                  No. 33-44051.)

         7.       A copy of the latest report of condition of the Trustee
                  published pursuant to law or to the requirements of its
                  supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New
York, a corporation organized and existing under the laws of the State of New
York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and
State of New York, on the 13th day of May, 2004.

                                             THE BANK OF NEW YORK

                                             By: /s/ Vanessa Mack
                                                 --------------------
                                                 Name: Vanessa Mack
                                                 Title: Assistant Vice President

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31,
2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                  Dollar Amounts
                                                                                   In Thousands

ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ..........................   $ 3,752,987
   Interest-bearing balances ...................................................     7,153,561
Securities:
   Held-to-maturity securities .................................................       260,388
   Available-for-sale securities ...............................................    21,587,862
Federal funds sold and securities purchased under
   agreements to resell
   Federal funds sold in domestic offices ......................................       165,000
   Securities purchased under agreements to
   resell ......................................................................     2,804,315
Loans and lease financing receivables:
   Loans and leases held for sale ..............................................       557,358
   Loans and leases, net of unearned
     income ....................................................................    36,255,119
   LESS: Allowance for loan and
     lease losses ..............................................................       664,233
   Loans and leases, net of unearned
     income and allowance ......................................................    35,590,886
Trading Assets .................................................................     4,892,480
Premises and fixed assets (including capitalized
   leases) .....................................................................       926,789
Other real estate owned ........................................................           409
Investments in unconsolidated subsidiaries and
   associated companies ........................................................       277,788
Customers' liability to this bank on acceptances
   outstanding .................................................................       144,025
Intangible assets
   Goodwill ....................................................................     2,635,322
   Other intangible assets .....................................................       781,009
Other assets ...................................................................     7,727,722
                                                                                   -----------
Total assets ...................................................................   $89,257,901
                                                                                   ===========

LIABILITIES
Deposits:
   In domestic offices .........................................................   $33,763,250
   Noninterest-bearing .........................................................    14,511,050
   Interest-bearing ............................................................    19,252,200
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ....................................................    22,980,400
   Noninterest-bearing .........................................................       341,376
   Interest-bearing ............................................................    22,639,024
Federal funds purchased and securities sold under
     agreements to repurchase
   Federal funds purchased in domestic
     offices ...................................................................       545,681
   Securities sold under agreements to
     repurchase ................................................................       695,658
Trading liabilities ............................................................     2,338,897
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ...................................................    11,078,363
Bank's liability on acceptances executed and
   outstanding .................................................................       145,615
Subordinated notes and debentures ..............................................     2,408,665
Other liabilities ..............................................................     6,441,088
                                                                                   -----------
Total liabilities ..............................................................   $80,397,617
                                                                                   ===========
Minority interest in consolidated
   subsidiaries ................................................................       640,126

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus .....................................................................             0
Common stock ...................................................................     1,135,284
Surplus ........................................................................     2,077,255
Retained earnings ..............................................................     4,955,319
Accumulated other comprehensive income .........................................        52,300
Other equity capital components ................................................             0
                                                                                   -----------
Total equity capital ...........................................................     8,220,158
                                                                                   -----------
Total liabilities minority interest and equity capital .........................   $89,257,901
                                                                                   ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                             Directors
Alan R. Griffith